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                      Twenty-Ninth Supplemental Indenture

                          DATED AS OF NOVEMBER 1, 1994

             (SUPPLEMENTAL TO INDENTURE DATED AS OF MARCH 15, 1946)

                               ------------------

                       PENNSYLVANIA GAS AND WATER COMPANY
             (FORMERLY SCRANTON-SPRING BROOK WATER SERVICE COMPANY)

                                       TO

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                                                 TRUSTEE

                               ------------------

                    FIRST MORTGAGE BONDS 7% SERIES DUE 2017

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                                       1

     TWENTY-NINTH SUPPLEMENTAL INDENTURE, dated as of the first day of November 1994, made by and between PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, and having its principal place of business at No. 100 Wall Street, Suite 1600, in The City of New York, New York, as Trustee (hereinafter sometimes called the 'Trustee').

     WHEREAS, the Company executed and delivered its Indenture (hereinafter called the 'Original Indenture') dated as of March 15, 1946, to Morgan Guaranty Trust Company of New York ('Morgan') (formerly Guaranty Trust Company of New
York), to secure its First Mortgage Bonds and has executed and delivered twenty-eight indentures supplemental thereto dated respectively as of February 15, 1951; as of September 15, 1951; as of January 15, 1952; as of March 15, 1952; as of June 15, 1952; as of December 1, 1954; as of April 15, 1956; as of November 15, 1956; as of March 15, 1957; as of September 1, 1958; as of April 15, 1959; as of July 15, 1960; as of October 31, 1961; as of December 15, 1961;
as of December 15, 1963; as of June 15, 1966; as of October 15, 1967; as of May 1, 1970; as of June 1, 1972; as of March 1, 1976; as of December 1, 1976; as of August 15, 1989; as of August 15, 1989; as of September 1, 1991; as of September 1, 1992; as of December 1, 1992; as of December 1, 1992; and as of December 1, 1993 (the Original Indenture as heretofore supplemented and to be supplemented by this Twenty-Ninth Supplemental Indenture, and as the same may be further supplemented by additional indentures supplemental thereto, being hereinafter collectively called the 'Indenture'); and

     WHEREAS, the Company, Morgan and the Trustee executed and delivered the Resignation, Successor Appointment and Acceptance Agreement dated as of September 2, 1994, pursuant to which the Trustee became successor trustee under the Indenture; and

     WHEREAS, the Company at October 31, 1994 (i) had retired all of the original issue of $24,500,000 principal amount of bonds of a series designated First Mortgage Bonds 2 7/8% Series due 1976 (hereinafter called 'bonds of the First Series'), all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 3 1/2% Series due 1982, all of the original issue of $1,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 7/8% Series due 1987, all of the original issue of $2,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 3/4% Series due 1983, all of the original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5 1/2% Series due 1985, all of the

                                       2
original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5% Series due 1986, all of the original issue of $5,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 5/8% Series due 1988, all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5 7/8% Series due 1991, all of the original issue of $15,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9% Series due 1991, all of the original issue of $10,000,000 principal amount of bonds of a series designated First Mortgage Bonds 6 7/8% Series due 1992, all of the original issue of $12,000,000 principal amount of bonds of a series designated First Mortgage Bonds 10% Series due 1995, and all of the original issue of $20,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9 1/4% Series due 1996 and (ii) had outstanding and secured by the Original Indenture, as so supplemented to the date hereof, $3,535,000 (of an original issue of $7,000,000) principal amount of bonds of a series designated First Mortgage Bonds 8% Series due 1997, $10,000,000 (of an original issue of $10,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.23% Series due 1999, $15,000,000 (of an original issue of $15,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.34% Series due 2019, $50,000,000 (of an original issue of $50,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.57% Series due 1996, $50,000,000 (of an original issue of $50,000,000)
principal amount of bonds of a series designated First Mortgage Bonds 7.20% Series due 2017, $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 8.375% Series due 2002, $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7.125% Series due 2022 and $19,000,000 (of an original issue of $19,000,000) principal amount of bonds of a series designated First Mortgage Bonds 6.05% Series due 2019; and

     WHEREAS, Article 3 of the Original Indenture provides that additional bonds of any one or more series may be issued from time to time in accordance with and subject to the conditions, provisions and limitations set forth in said Article

3; and

     WHEREAS, Section 2.02 of the Original Indenture provides that before any bonds of any series, other than bonds of the First Series, shall be authenticated and delivered, the Company shall execute and deliver to the Trustee a supplemental indenture, in recordable form, containing the particulars of the new series of bonds as required by said Section 2.02 and containing appropriate provisions giving to such bonds the protection and security of the Original Indenture; and

     WHEREAS, Section 14.01 of the Original Indenture provides, among other things, that the Company, when authorized by a resolution of its Board of Directors, and the Trustee from time to time may enter into an indenture or indentures supplemental thereto and which thereafter shall form a part thereof for any one or more of the following purposes, among others, to provide for the

                                       3
creation of any series of bonds (other than bonds of the First Series), designating the series to be created and specifying the form and provisions of bonds of such series; and

     WHEREAS, Section 14.02 of the Original Indenture provides that the Trustee is authorized to join with the Company in the execution of any such supplemental indenture; and

     WHEREAS, the Company in the course of its business has acquired certain additional properties, which properties are intended by the terms of the Granting Clauses of the Original Indenture to be subject to the lien thereof; and

     WHEREAS, in accordance with the provisions of Section 4.12 and Section
14.01 of the Original Indenture, the Company desires in and by this Twenty-Ninth Supplemental Indenture to record the description of and confirm unto the Trustee such properties, which properties (except such as are reserved or excepted from the lien and operation of the Indenture by virtue of the exceptions contained in the Granting Clauses thereof) are now subject to the lien of the Indenture by virtue of the provisions thereof conveying to the Trustee property acquired after its execution and delivery; and

     WHEREAS, the Company now desires to create a new series of bonds under the Indenture to be known and designated as its First Mortgage Bonds 7% Series due 2017 (hereinafter sometimes called 'bonds of the Twenty-First Series'); and

     WHEREAS, the Company proposes to execute and to request the Trustee to authenticate and deliver up to $30,000,000 principal amount of bonds of the Twenty-First Series pursuant to the provisions of Sections 3.02 to 3.06, both inclusive, of the Original Indenture; and

     WHEREAS, the bonds of the Twenty-First Series and the Trustee's certificate to be endorsed on such bonds are to be substantially in the form following (any of the provisions of such bonds may be set forth on the reverse side thereof):

                   [FORM OF BOND OF THE TWENTY-FIRST SERIES]


     THE BOND EVIDENCED BY THIS CERTIFICATE HAS BEEN ISSUED IN A PRIVATE TRANSACTION, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT, SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                       4

                       PENNSYLVANIA GAS AND WATER COMPANY
             (Formerly Scranton-Spring Brook Water Service Company)
                     First Mortgage Bond 7% Series due 2017

No.__________________                                        $__________________

     PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), for value received, promises to pay to __________________, or registered assigns, on December 1, 2017 (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof), __________________ Dollars at the Company's office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise set forth below, semi-annually on the first day of June and the first day of December in each year commencing June 1, 1995, to pay interest thereon, at said office or agency, at the rate of 7% per annum from the interest payment date to which interest has been paid next preceding the date of authentication of this bond (except that if the date of authentication of this bond is an interest payment date for bonds of this series to which interest has been paid it shall bear interest from the date of authentication of this bond, and except that if this bond be authenticated prior to the first interest payment date for bonds of this series, it shall bear interest from November 1, 1994), until the Company's obligation with respect to such principal sum shall be discharged; provided that, so long as there is no existing default in the payment of interest, and except for the payment of defaulted interest, the interest payable on any June 1 or December 1 will be paid to the person in whose name this bond was registered at the close of business on the fifteenth day of May or the fifteenth day of November next preceding such interest payment date; and further provided that the interest payable on the bonds of this series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, as trustee, or any successor trustee (the 'IDA Trustee') under the Trust Indenture dated as of November 1, 1994 (the 'Trust Indenture') from the Luzerne County Industrial Development Authority (the 'Authority') to the IDA Trustee are available for the purpose of paying interest on the bonds of this series and a credit in respect thereof has been granted pursuant to the Trust Indenture. The principal of, premium if any, and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under, and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series)

                                       5
by, a certain mortgage and deed of trust, dated as of March 15, 1946 (hereinafter called the 'Original Indenture'), and by twenty-nine indentures supplemental thereto (of which, the Seventeenth Supplemental Indenture, dated as of October 15, 1967, the Eighteenth Supplemental Indenture, dated as of May 1, 1970, and the Twentieth Supplemental Indenture, dated as of March 1, 1976, amended certain provisions of the Original Indenture) (said Original Indenture and all said indentures supplemental thereto being hereinafter collectively called the 'Indenture'), made by the Company to First Trust of New York, National Association, as successor trustee (hereinafter called the 'Trustee') to which Indenture (and to all additional indentures supplemental thereto) reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all such additional supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series in respect of property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (or, if one or more, but less than all, series of bonds are affected, by the holders of at least 75% in aggregate principal amount of outstanding bonds of such one or more series so affected), such percentage being determined as provided in the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of, premium, if any, or the interest on this bond or reduce the principal amount hereof, or premium, if any, or the rate of interest hereon or effect any other modification of the terms of payment of such principal or interest or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive any non-assenting holder of this bond of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the aforesaid action under the Indenture and provided further that, as provided in Section 4.02 of the Twentieth Supplemental Indenture, when all bonds of all series issued prior to January 1, 1976, shall cease to be outstanding, each reference to '75%' in this sentence shall become '60%.' This bond is one of a series of bonds designated as the First Mortgage Bonds 7% Series due 2017 of the Company.

                                       6

     The bonds of this series are subject to redemption upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, under the circumstances set forth in paragraphs (A), (B) and (C), below.

     (A) The bonds of this series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania

Gas and Water Company Project) due December 1, 2017 (the '1994 Series A Bonds'). The principal amount of bonds of this series to be redeemed upon any redemption of the 1994 Series A Bonds shall be equal to 100% of the principal amount of 1994 Series A Bonds which are to be redeemed. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (A) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption except (i) in the case of bonds of this series which are redeemed upon a redemption of the 1994 Series A Bonds at the option of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between December 1, 2004 and November 30, 2005, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of this series which are redeemed upon an Optional IDA Redemption which occurs between December 1, 2005 and November 30, 2006, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (B) The bonds of this series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1994 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (B) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (C) The bonds of this series are subject to mandatory redemption, in whole or in part (but if in part on a pro rata basis with bonds of all other series then outstanding under the Indenture), pursuant to the provisions of Section
8.13 of the Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (C) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     If this bond shall be called for redemption, and payment of the redemption price shall be duly provided by the Company as specified in the Indenture, interest shall cease to accrue hereon from and after the date of redemption fixed in the notice thereof.

                                       7

     The principal of this bond may be declared or may become due prior to the maturity date hereinbefore named, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

     This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and maturity, for a like aggregate principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any registrar and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

     This bond, alone or with other bonds of the same series and maturity, may in like manner be exchanged at such office or agency for one or more new bonds of the same series and maturity of the same aggregate principal amount. Upon each such transfer or exchange the Company may require the payment of charges as prescribed in the Indenture.

     No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, whether former, present or future, of the Company or any successor corporation, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, contract of subscription or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

     This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by First Trust of New York, National Association, or its successor, as Trustee under the Indenture.

                                       8

     IN WITNESS WHEREOF, PENNSYLVANIA GAS AND WATER COMPANY has caused this bond to be signed in its name by, or to bear the facsimile signature of, its President or a Vice President, and its corporate seal to be affixed hereto and attested by, or to bear the facsimile signature of, its Secretary or an Assistant Secretary.

Dated:

                                       PENNSYLVANIA GAS AND WATER COMPANY
                                       By:______________________________________
                                                     Vice President

Attest:
___________________________________
             Secretary

                                       9

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


     This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

FIRST TRUST OF NEW YORK,
  NATIONAL ASSOCIATION, as Trustee
By:________________________________
         Authorized Officer

                             [End of Form of Bond]

     WHEREAS, all requirements of law and of the restated articles of incorporation, as amended, and by-laws of the Company, including all requisite action on the part of its directors and officers, relating to the execution of this Twenty-Ninth Supplemental Indenture have been complied with and observed, and all things necessary to make this Twenty-Ninth Supplemental Indenture a valid and legally binding instrument in accordance with its terms for the security of all bonds from time to time issued under the Indenture have happened, been done and been performed, and the issue of the bonds of the Twenty-First Series, hereinafter referred to, has been in all respects duly authorized;

     NOW, THEREFORE, THIS TWENTY-NINTH SUPPLEMENTAL INDENTURE WITNESSETH: That Pennsylvania Gas and Water Company, intending to be legally bound, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all bonds from time to time outstanding under the Indenture, according to the terms of said bonds and to secure the performance and observance of all the covenants and conditions therein and in the Indenture contained, and to declare the terms and conditions upon and subject to which the bonds of the Twenty-First Series are and are to be issued and secured, hath granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, created a security interest in, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, create a security interest in, pledge, set over and confirm unto First Trust of New York, National Association, as Trustee, and its successor or successors in the trust and its or their assigns forever, the following described property -- that is to say:

                                       10

     All property, real, personal and mixed, tangible and intangible, of the Company whether now owned or hereafter acquired by it (except such property as is expressly excepted from the lien and the operation of the Indenture).

     Without limitation of the foregoing, all real estate and interests in or relating to real estate, plants, properties and equipment, and all pumping and transmission systems and facilities, together with all franchises, grants, easements, permits, privileges, appurtenances, tenements and other rights and property thereunto belonging or appertaining, whether now owned by the Company or hereafter acquired by it and used in its business of impounding, storing, transporting and selling water, or in its business of manufacturing, storing, transporting and selling gas, at wholesale or retail, for domestic, commercial, industrial and municipal use and consumption.

     Also, without limitation of the foregoing, all buildings, improvements, standpipes, towers, reservoirs, wells, springs, flumes, sluices, canals, basins, cribs, mains, conduits, hydrants, valves, pipes, pipe lines, service pipes, tanks, shops, structures, purification systems, pumping stations, pumps, meters, fixtures, machinery and equipment, used or useful for the impounding, procuring, transmission or distribution of water; all generators, conveyors, purifiers, holders, power plants, fixtures, engines, boilers, pumps, meters, transmission and distribution mains, machinery and equipment used or useful for the manufacture, transmission or distribution of gas; and all and every character of apparatus whatsoever used or useful for procuring, manufacturing, transmitting or distributing water or gas; whether the same or any thereof are now owned by the Company or hereafter acquired by it.

     Also, without limitation of the foregoing, all real estate and interests in real estate acquired by sale or by merger of subsidiary or constituent companies, now owned or as may be subsequently acquired by the Company.

     The property covered by the lien of the Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property (which generally includes property additions through September 30, 1994, except such property as is expressly excepted from the lien and operation of the Indenture):

                                       I

     The following piece or parcel of land situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

     Section 01. Parcel of land situate in the City of Scranton, Lackawanna County, from William W. Scranton, joined by Mary L. Scranton, his wife, by Deed dated July 12, 1994 and recorded July 18, 1994 in Lackawanna County

                                       11
Deed Book 1478 at Page 230. Containing Fourteen One Hundredths (0.14) of an acre.

                                       II

     The following pieces or parcels of land situate in the County of Luzerne and Commonwealth of Pennsylvania, to wit:

     Section 01. Two (2) parcels of land situate in the Township of Kingston, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Deed dated December 22, 1936 and recorded December 29, 1936 in Luzerne County Deed Book 761 at Page 160. Containing Twenty-Six One Hundredths (0.26) of an acre.

     Section 02. Parcel of land situate in the Borough of Dallas, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Deed dated August 31, 1953 and recorded September 1, 1953 in Luzerne County Deed Book 1210 at Page 25. Containing Thirty-Six One Hundredths (0.36) of an acre.


     Section 03. Three (3) parcels of land situate in the Township of Kingston, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Deed dated August 31, 1953 and recorded September 1, 1953 in Luzerne County Deed Book 1210 at Page 21. Containing One and Twenty-Seven One Hundredths (1.27) of an acre.

     Section 04. Parcel of land situate in the Township of Kingston, Luzerne County, from M. E. Keeler and Ethel H. Keeler, his wife, by Deed dated September 9, 1959 and recorded September 21, 1959 in Luzerne County Deed Book 1436 at Page
868. Containing Twenty-Five One Hundredths (0.25) of an acre.

     Section 05. Parcel of land situate in the Township of Kingston, Luzerne County, from Sheldon J. Rice and E. Pendred Rice, his wife, and Margaret Bell Rice, widow, by Deed dated April 10, 1971 and recorded April 14, 1971 in Luzerne County Deed Book 1716 at Page 806. Containing Seventy-Eight One Hundredths (0.78) of an acre.

     Section 06. Parcel of land situate in the Township of Kingston, Luzerne County, from Trucksville Realty Company, by Deed dated June 4, 1973 and recorded June 15, 1973 in Luzerne County Deed Book 1786 at Page 664. Containing Six One Hundredths (0.06) of an acre.

     Section 07. Parcel of land situate in the Township of Kingston, Luzerne County, from Rulison Evans, by Deed dated June 4, 1973 and recorded June 15, 1973 in Luzerne County Deed Book 1786 at Page 692. Containing Fifteen One Hundredths (0.15) of an acre.

                                       12

                                      III

     The following rights-of-way and/or easements situate in the County of Columbia and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the Township of Briar Creek, Columbia County, from Peter Stenko, et al, by Indenture dated December 10, 1993 and recorded December 27, 1993 in Columbia County Record Book 556 at Page 994.

     Section 02. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Delmar R. Zeisloft, et ux, by Indenture dated February 25, 1994 and recorded March 30, 1994 in Columbia County Record Book 564 at Page 580.

     Section 03. Right-of-way for gas pipeline in the Town of Bloomsburg, Columbia County, from J. Harland Melick, et ux, by Indenture dated March 25, 1994 and recorded March 30, 1994 in Columbia County Record Book 564 at Page 585.

     Section 04. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Canadian Four State Holding Ltd, et al, by Indenture dated May 5, 1994 and recorded July 19, 1994 in Columbia County Record Book 574 at Page 523.

     Section 05. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Delmar R. Zeisloft, et ux, by Indenture dated July 19, 1994 and recorded July 19, 1994 in Columbia County Record Book 574 at Page 529.


     Section 06. Right-of-way for gas pipeline in the Borough of Berwick, Columbia County, from Briar Meadows Development, Inc., by Indenture dated September 2, 1994 and recorded September 29, 1994 in Columbia County Record Book 580 at Page 636.

                                       IV

     The following rights-of-way and/or easements situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Scranton Mall Associates, by Indenture dated June 17, 1993 and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 99.

     Section 02. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from City of Scranton, by Indenture dated July 26, 1993

                                       13
and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 107.

     Section 03. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Consolidated Rail Corporation, by Indenture dated September 30, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 305.

     Section 04. Right-of-way for gas pipeline in the Borough of Dalton, Lackawanna County, from Richard J. Volz, et ux, et al, by Indenture dated October 15, 1993 and recorded October 20, 1994 in Lackawanna County Deed Book 1451 at Page 186.

     Section 05. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Ferranti Brothers, Inc., by Indenture dated October 20, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 313.

     Section 06. Right-of-way for gas pipeline in the Borough of Olyphant, Lackawanna County, from Harry Zinskie, et ux, et al, by Indenture dated October 25, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 318.

     Section 07. Right-of-way for water pipeline in the Borough of Olyphant, Lackawanna County, from Harry Zinskie, et ux, et al, by Indenture dated October 25, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 323.

     Section 08. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Oakmont Manor, Inc., by Indenture dated November 5, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 328.

     Section 09. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Randall G. Brundage, et ux, by Indenture dated November 5, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at

Page 333.

     Section 10. Right-of-way for gas pipeline in the Borough of Taylor, Lackawanna County, from Gilbert Weinberger, by Indenture dated November 17, 1993 and recorded December 1, 1993 in Lackawanna County Deed Book 1455 at Page 337.

     Section 11. Right-of-way for gas pipeline in the Borough of Clarks Green, Lackawanna County, from Henry Jellock, et ux, by Indenture dated December 10, 1993 and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 115.

                                       14

     Section 12. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from Janet Ann Merli, by Indenture dated December 10, 1993 and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 130.

     Section 13. Right-of-way for water pipeline in the Borough of Archbald, Lackawanna County, from Joseph Krajewski, et ux, by Indenture dated December 13, 1993 and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 120.

     Section 14. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from Joseph Krajewski, et ux, by Indenture dated December 13, 1993 and recorded December 27, 1993 in Lackawanna County Deed Book 1458 at Page 125.

     Section 15. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Gilbert Weinberger, Inc., by Indenture dated December 23, 1993 and recorded January 31, 1994 in Lackawanna County Deed Book 1460 at Page 480.

     Section 16. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Hemingway Development, et al, by Indenture dated January 5, 1994 and recorded January 31, 1994 in Lackawanna County Deed Book 1460 at Page 484.

     Section 17. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Robert J. Avery, et ux, by Indenture dated January 11, 1994 and recorded January 31, 1994 in Lackawanna County Deed Book 1460 at Page 489.

     Section 18. Right-of-way for cathodic protection in the City of Scranton, Lackawanna County, from City of Scranton, by Indenture dated January 11, 1994 and recorded March 30, 1994 in Lackawanna County Deed Book 1466 at Page 520.

     Section 19. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Glenmaura National Golf Club, by Indenture dated February 7, 1994 and recorded March 30, 1994 in Lackawanna County Deed Book 1466 at Page 526.

     Section 20. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Glenmaura National Golf Club, by Indenture dated February 7, 1994 and recorded March 30, 1994 in Lackawanna County Deed Book 1466 at Page 530.

     Section 21. Right-of-way for water pipeline in the Borough of Dickson City, Lackawanna County, from Wegmans Food Market, by Indenture dated

                                       15
March 4, 1994 and recorded March 30, 1994 in Lackawanna County Deed Book 1466 at Page 534.

     Section 22. Right-of-way for gas pipeline in the Borough of Dickson City, Lackawanna County, from Wegmans Food Market, by Indenture dated March 4, 1994 and recorded March 30, 1994 in Lackawanna County Deed Book 1466 at Page 543.

     Section 23. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Scranton Lackawanna Industrial Building Company, by Indenture dated March 9, 1994 and recorded March 30,1994 in Lackawanna County Deed Book 1466 at Page 551.

     Section 24. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Frank Riviello, et ux, by Indenture dated March 31, 1994 and recorded June 8, 1994 in Lackawanna County Deed Book 1474 at Page 13.

     Section 25. Right-of-way for water storage tank, water pipelines, access and related facilities in the Borough of Old Forge, Lackawanna County, acquired by Condemnation Proceedings No. 1802 of 1994, as property of PAGNOTTI COAL COMPANY, Successor by Merger to PITREAL CORPORATION. A Declaration of Taking was filed on April 14, 1994 and recorded in Lackawanna County Prothonotary Office.

     Section 26. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Scott P. Jones, by Indenture dated April 28, 1994 and recorded June 8, 1994 in Lackawanna County Deed Book 1474 at Page 17.

     Section 27. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Douglas M. Fink, by Indenture dated April 29, 1994 and recorded June 8, 1994 in Lackawanna County Deed Book 1474 at Page 21.

     Section 28. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Edward A. Barry, et ux, by Indenture dated May 10, 1994 and recorded June 8, 1994 in Lackawanna County Deed Book 1474 at Page 25.

     Section 29. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from June Marie McShaffery, et al, by Indenture dated May 31,1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 336.

     Section 30. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Frank J. Summa, widower, by Indenture dated June 2, 1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 340.

                                       16

     Section 31. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Anthony Bruno, by Indenture dated June 3, 1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 344.

                                       17

     Section 32. Right-of-way for gas pipeline in the Township of Carbondale, Lackawanna County, from Robert J. Fortuner, et ux, by Indenture dated June 22, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 452.

     Section 33. Right-of-way for water pipeline in the Township of Carbondale, Lackawanna County, from Robert J. Fortuner, et ux, by Indenture dated June 22, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 445.

     Section 34. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Paul Misiura, et ux, by Indenture dated June 30, 1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 348.

     Section 35. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Keyser Terrace, Inc., by Indenture dated July 5, 1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 357.

     Section 36. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Keyser Terrace, Inc., by Indenture dated July 5, 1994 and recorded July 11, 1994 in Lackawanna County Deed Book 1477 at Page 352.

     Section 37. Right-of-way for gas pipeline in the Borough of Glenburn, Lackawanna County, from W. Kenneth Rees, by Indenture dated July 13, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 441.

     Section 38. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Emerald Isle Realty, by Indenture dated July 15, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 437.

     Section 39. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Corey Street Properties, by Indenture dated July 25, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 431.

     Section 40. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Alyn J. Scheatzle, et ux, by Indenture dated July 26, 1994 and recorded August 8, 1994 in Lackawanna County Deed Book 1480 at Page 427.

                                       17

                                       V

     The following right-of-way and/or easements situate in the County of Luzerne and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Indenture dated December 22, 1936 and recorded December 29, 1936 in Luzerne County Deed

Book 761 at Page 160.

     Section 02. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Etta R. Roche, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 03. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from G. L. Howell, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 04. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from G. H. Johnson and Ethel Johnson, by Indenture dated March 1, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 05. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Raymond Gregory and Goldie S. Gregory, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 06. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from H. E. Owens and Betty Owens, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 07. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Maude Robbins and W. J. Robbins, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 08. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from John C. Lewis and Emily J. Lewis, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 09. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Wilford H. Parsons and Edith K. Parsons, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

                                       18

     Section 10. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Gertrude Perrin, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 11. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Ben N. Pettebone and Nellie C. Pettebone, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 12. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from William Williams and Martha S. Williams, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.


     Section 13. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Jacob B. Rice Estate by Sheldon J. Rice, Executor, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 14. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Frank G. Mathers, President of the Board of Trustees of the Free Methodist Church of Trucksville, Pennsylvania, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 15. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from George R. Flack, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 16. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from James Trebilcox, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 17. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from May A. Cronk, Besse J. Cronk and Elizabeth Cronk, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 18. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from John A. Demko and Florence Demko, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 19. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Charles Steinhauer and Mrs. Charles Steinhauer, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

                                       19

     Section 20. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Fred J. Laux and Bertha E. Laux, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 21. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Delphine Norrie Rees and R. E. Rees, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 22. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Richard Nordheim and Theresa Nordheim, by Indenture dated March 31, 1947 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 361.

     Section 23. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Etta Roche and Harold K. Weiss, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 358.


     Section 24. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Walter L. Fish and Mildred F. Fish, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 25. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Donald A. Miller and Dorothy G. Miller, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 26. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Amanda E. Pfahler, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 27. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Trucksville Vol. Fire Co., by W. E. Strange, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 28. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Thelma Davenport, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 29. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Warren S. Taylor and Guida M. Taylor, by Indenture

                                       20
dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 30. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Gertrude P. Hanson, by Indenture dated September 23, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 355.

     Section 31. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Kingston Township School District, by Indenture dated October 14, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 348.

     Section 32. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Cedrick Griffiths and Elizabeth G. Griffiths, by Indenture dated December 13, 1948 and recorded June 13, 1949 in Luzerne County Deed Book 1033 at Page 352.

     Section 33. Right-of-way for water pipeline in the Borough of Dallas, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Indenture dated August 31, 1953 and recorded September 1, 1953 in Luzerne County Deed Book 1210 at Page 25.

     Section 34. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Harry F. Goeringer and Mary C. Goeringer, by Indenture dated August 31, 1953 and recorded September 1, 1953 in Luzerne County Deed Book 1210 at Page 21.


     Section 35. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Thomas F. McGuire, by Indenture dated June 20, 1964 and recorded June 23, 1964 in Luzerne County Deed Book 1546 at Page 618.

     Section 36. Right-of-way for water pipelines and access in the Township of Kingston, Luzerne County, from Sheldon J. Rice and E. Pendred Rice, his wife, and Margaret Bell Rice, widow, by Indenture dated April 10, 1971 and recorded April 14, 1971 in Luzerne County Deed Book 1716 at Page 806.

     Section 37. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Trucksville Realty Company, by Indenture dated June 4, 1973 and recorded June 15, 1973 in Luzerne County Deed Book 1786 at Page 664.

     Section 38. Right-of-way for water pipelines and access in the Township of Kingston, Luzerne County, from Rulison Evans, by Indenture dated June 4, 1973 and recorded June 15, 1973 in Luzerne County Deed Book 1786 at Page 692.

                                       21

     Section 39. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from George G. Conyngham and Shirley L. Conyngham, his wife, by Indenture dated October 20, 1988 and recorded December 2, 1988 in Luzerne County Deed Book 2292 at Page 838.

     Section 40. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Hillside Farms, Inc., by Merger Conyngham and Company, Inc., Now by Merger W. H. Conyngham & Company, Inc., by Indenture dated October 24, 1988 and recorded December 2, 1988 in Luzerne County Deed Book 2292 at Page 841.

     Section 41. Right-of-way for water pipeline in the Township of Kingston, Luzerne County, from Robert A. Williamson and Carol L. Williamson, his wife, by Indenture dated November 3, 1988 and recorded December 2, 1988 in Luzerne County Deed Book 2292 at Page 320.

     Section 42. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Greater Wilkes-Barre Industrial Fund and ERC Properties, by Indenture dated September 30, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 961.

     Section 43. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Wilkes-Barre General Hospital, by Indenture dated October 4, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 956.

     Section 44. Right-of-way for gas pipeline in the Borough of West Wyoming, Luzerne County, from Paul E. Matteucci, et ux, by Indenture dated October 18, 1993 and recorded November 16, 1993 in Luzerne County Deed Book 2475 at Page 439.

     Section 45. Right-of-way for water pipeline in the Township of Wilkes-Barre, Luzerne County, from Joseph Paglianite, et al, by Indenture dated October 29, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page

940.

     Section 46. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from George J. Campas, Sr., et al, by Indenture dated November 3, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 930.

     Section 47. Right-of-way for water pipeline in the Borough of Wyoming, Luzerne County, from George J. Campas, Jr., et al, by Indenture dated November 3, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 935.

                                       22

     Section 48. Right-of-way for water pipeline in the Township of Hanover, Warrior Run Borough and Sugar Notch Borough, Luzerne County, from Greater Wilkes-Barre Industrial Fund, Inc., by Indenture dated November 15, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 971.

     Section 49. Right-of-way for gas pipeline in the Township of Hanover, Warrior Run Borough and Sugar Notch Borough, Luzerne County, from Greater Wilkes-Barre Industrial Fund, Inc., by Indenture dated November 15, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 980.

     Section 50. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from JRH, Inc., by Indenture dated November 15, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 989.

     Section 51. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from First United Methodist Church, Kingston, by Indenture dated November 17, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 966.

     Section 52. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Corgan Contracting Co., by Indenture dated November 18, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 948.

     Section 53. Right-of-way for gas pipeline in the Township of Exeter, Luzerne County, from Joseph Katarsky, by Indenture dated November 18, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 952.

     Section 54. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Wilkes-Barre Federal Credit Union, by Indenture dated November 29, 1993 and recorded December 1, 1993 in Luzerne County Deed Book 2476 at Page 944.

     Section 55. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Ray W. Turner, Jr., et al, by Indenture dated December 2, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 656.

     Section 56. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from James J. Brodginski, Sr., et al, by Indenture dated December 3, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 646.

     Section 57. Right-of-way for water pipeline in the City of Nanticoke, Luzerne County, from James J. Brodginski, Sr., et al, by Indenture dated

                                       23
December 3, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 651.

     Section 58. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Francis G. Capitano, by Indenture dated December 9, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 642.

     Section 59. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Marien M. Boehm, widow, by Indenture dated December 9, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 660.

     Section 60. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Bernard Shockloss, et ux, by Indenture dated December 9, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 672.

     Section 61. Right-of-way for gas pipeline in the Borough of Edwardsville, Luzerne County, from James Donovan, et ux, by Indenture dated December 20, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 668.

     Section 62. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Lo-Meadows, Inc., by Indenture dated December 22, 1993 and recorded January 27, 1994 in Luzerne County Deed Book 2481 at Page 1136.

     Section 63. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Thomas C. Lloyd, Jr., et ux, by Indenture dated December 23, 1993 and recorded December 28, 1993 in Luzerne County Deed Book 2479 at Page 664.

     Section 64. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from George Stolarick, by Indenture dated January 3, 1994 and recorded January 27, 1994 in Luzerne County Deed Book 2481 at Page 1152.

     Section 65. Condemnation for access road and water line in the Borough of West Wyoming, Luzerne County, from Jerome A. Freedman, et ux, et al, by Indenture dated January 7, 1994 and recorded January 7, 1994 in Luzerne County Deed Book 2480 at Page 701.

     Section 66. Right-of-way for water pipeline in the Borough of Duryea, Borough of Avoca and Borough of Dupont, Luzerne County, from Hurricane Realty, Inc., by Indenture dated January 11, 1994 and recorded January 27, 1994 in Luzerne County Deed Book 2481 at Page 1146.

     Section 67. Right-of-way for gas pipeline in the Borough of Duryea, Borough of Avoca and Borough of Dupont, Luzerne County, from Hurricane Realty, Inc., by Indenture dated January 11, 1994 and recorded January 27, 1994 in

Luzerne County Deed Book 2481 at Page 1187.

     Section 68. Right-of-way for water pipeline in the City of Wilkes-Barre, Luzerne County, from Boich Development Corp., by Indenture dated January 14, 1994 and recorded January 27, 1994 in Luzerne County Deed Book 2481 at Page 1182.

     Section 69. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Boich Development Corp., by Indenture dated January 14, 1994 and recorded January 27, 1994 in Luzerne County Deed Book 2481 at Page 1177.

     Section 70. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from McCarthy Tire Service Company, by Indenture dated February 14, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 950.

     Section 71. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Wilkes-Barre Property, L. P., by Indenture dated February 17, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 955.

     Section 72. Right-of-way for gas pipeline in the Borough of Dallas, Luzerne County, from SRHC, Inc., by Indenture dated February 21, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 959.

     Section 73. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from First Fidelity Bank, N. A., by Indenture dated February 25, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 967.

     Section 74. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from City of Wilkes-Barre, by Indenture dated March 8, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 983.

     Section 75. Right-of-way for water pipeline in the City of Wilkes-Barre, Luzerne County, from City of Wilkes-Barre, by Indenture dated March 8, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 988.

     Section 76. Right-of-way for gas and water pipelines in the Township of Rice, Luzerne County, from Montaintop Village, L. P., by Indenture dated March 21, 1994 and recorded March 31, 1994 in Luzerne County Deed Book 2487 at Page 993.

     Section 77. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from C.A.R. Enterprises, by Indenture dated March 28, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1150.

     Section 78. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Williams and Williams Real Estate, by Indenture dated March 25, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1146.


     Section 79. Right-of-way for gas pipeline in the Borough of Courtdale, Luzerne County, from Thomas C. Huk, et ux, by Indenture dated March 30, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1157.

     Section 80. Right-of-way for gas pipeline in the Borough of West Wyoming, Luzerne County, from Ralph Mastruzzo, et ux, by Indenture dated April 6, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1161.

     Section 81. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Rokom, Inc., by Indenture dated April 12, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1170.

     Section 82. Right-of-way for water pipeline in the City of Nanticoke, Luzerne County, from James J. Brodginski, Sr., et al, by Indenture dated April 25, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1165.

     Section 83. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from Bernard Zapusek, widower, by Indenture dated April 27, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1179.

     Section 84. Right-of-way for gas pipeline in the Township of Newport, Luzerne County, from John M. Wengryn, et ux, by Indenture dated May 3, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1183.

     Section 85. Right-of-way for gas pipeline in the Township of Newport, Luzerne County, from David Schaefer, by Indenture dated May 6, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1187.

     Section 86. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Joseph D. Nalepa, et ux, by Indenture dated May 13, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1191.

     Section 87. Right-of-way for water pipeline in the Borough of Hughestown, Luzerne County, from Joseph Mitchell, et ux, by Indenture dated May 20, 1994 and recorded June 6, 1994 in Luzerne County Deed Book 2493 at Page 1195.

     Section 88. Right-of-way for gas regulator in the Borough of Pringle, Luzerne County, from UGI Utilities, Inc., by Indenture dated May 25, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1145.

     Section 89. Right-of-way for water pipeline in the Township of Jenkins, Luzerne County, from Roze Development Company, by Indenture dated June 2, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 575.

     Section 90. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Sunshine Market, Inc., by Indenture dated June 7, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 580.

     Section 91. Right-of-way for water pipeline in the Township of Wilkes-Barre, Luzerne County, from Sunshine Market, Inc., by Indenture dated June 7, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 567.


     Section 92. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Eastern Consolidated Management Company, by Indenture dated June 17, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 588.

     Section 93. Right-of-way for water pipeline in the Township of Wright, Luzerne County, from Eastern Consolidated Management Company, by Indenture dated June 17, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 593.

     Section 94. Right-of-way for cathodic protection in the Borough of Larksville, Luzerne County, from John A. Connolly, Jr., et al, by Indenture dated June 30, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 598.

     Section 95. Right-of-way for gas pipeline in the Borough of Pringle and Borough of Luzerne, Luzerne County, from Timothy J. Connolly, et al, by Indenture dated June 20, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 639.

     Section 96. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Martin Kapral, et ux, by Indenture dated June 21, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 623.

     Section 97. Right-of-way for gas pipeline in the Township of Newport, Luzerne County, from Marcella Sedor, widow, by Indenture dated June 21, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 616.

     Section 98. Right-of-way for water pipeline in the Township of Newport, Luzerne County, from Marcella Sedor, widow, by Indenture dated June 21, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 609.

     Section 99. Right-of-way for gas pipeline in the Borough of Plymouth, Luzerne County, from John C. Good, et ux, by Indenture dated June 27, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 635.

     Section 100. Right-of-way for gas pipeline in the Borough of Larksville, Luzerne County, from Anita Gulich, single, by Indenture dated June 30, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 631.

     Section 101. Right-of-way for fire hydrant in the Township of Conyngham, Luzerne County, from Norbanc Realty Company, by Indenture dated July 7, 1994 and recorded July 11, 1994 in Luzerne County Deed Book 2497 at Page 627.

     Section 102. Right-of-way for gas pipeline in the Township of Hanover and City of Wilkes-Barre, Luzerne County, from Joseph DelBalso, et al, by Indenture dated July 12, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1165.

     Section 103. Right-of-way for water pipeline in the Township of Hanover and City of Wilkes-Barre, Luzerne County, from Joseph DelBalso, et al, by

Indenture dated July 12, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1156.

     Section 104. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Allied Contractors and Engineers, Inc., by Indenture dated July 21, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1161.

     Section 105. Right-of-way for water pipeline in the Township of Jenkins, Luzerne County, from Samuel J. Milazzo, et ux, by Indenture dated August 3, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1177.

     Section 106. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Luzerne Associates Limited Partnership, by Indenture dated August 5, 1994 and recorded August 12, 1994 in Luzerne County Deed Book 2500 at Page 1181.

     Section 107. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Barbara M. Schwartz, widow, by Indenture dated August 16, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 841.

     Section 108. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from James L. Caffrey, by Indenture dated August 22, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 845.

     Section 109. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Kingston Healthcare Center, Inc., by Indenture dated August 24, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 865.

     Section 110. Right-of-way for water pipeline in the Borough of Kingston, Luzerne County, from Kingston Healthcare Center, Inc, by Indenture dated August 24, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 860.

     Section 111. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Mericle Development Corp., by Indenture dated August 31, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 849.

                                       28

     Section 112. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from City of Wilkes-Barre Industrial Development Authority, et al, by Indenture dated September 7, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 854.

     Section 113. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Barbara Macko, Executrix of the Estate of Helen Smith, deceased, by Indenture dated September 13, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 886.


     Section 114. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Mark A. Macko, et ux, by Indenture dated September 13, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 882.

     Section 115. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Brian J. Macko, by Indenture dated September 13, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 878.

     Section 116. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Gerald J. Belardinelli, by Indenture dated September 13, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 870.

     Section 117. Right-of-way for gas pipeline in the Borough of Edwardsville, Luzerne County, from Francis Bublo, et ux, by Indenture dated September 15, 1994 and recorded September 27, 1994 in Luzerne County Deed Book 2505 at Page 874.

                                       VI

     The following rights-of-way and/or easements situate in the County of Lycoming and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the Borough of South Williamsport, Lycoming County, from Citizens Fire Company #2, by Indenture dated November 11, 1993 and recorded November 30, 1993 in Lycoming County Deed Book 2175 at Page 081.

     Section 02. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from James J. Carey, et ux, by Indenture dated November 17, 1993 and recorded November 30, 1993 in Lycoming County Deed Book 2175 at Page 084.

     Section 03. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Faxon-Kenmar United Methodist Church, by Indenture

                                       29
dated November 17, 1993 and recorded November 30, 1993 in Lycoming County Deed Book 2175 at Page 087.

     Section 04. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Warren A. Choate, et ux, et al, by Indenture dated November 30, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 245.

     Section 05. Right-of-way for gas pipeline in the Township of Clinton, Lycoming County, from Pennsylvania College of Technology, by Indenture dated December 1, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 250.

     Section 06. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from J. Savoy Realty Co., Inc., by Indenture dated December 16, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 254.


     Section 07. Right-of-way for gas pipeline in the Township of Old Lycoming, Lycoming County, from Daniel A. Klingerman, et ux, by Indenture dated December 17, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 257.

     Section 08. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Borough of Montoursville, by Indenture dated December 20, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 261.

     Section 09. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Philip H. Bower, et ux, by Indenture dated December 22, 1993 and recorded December 27, 1993 in Lycoming County Deed Book 2192 at Page 265.

     Section 10. Right-of-way for gas pipeline in the Township of Old Lycoming, Lycoming County, from Carl N. Miller, et ux, by Indenture dated March 9, 1994 and recorded March 30, 1994 in Lycoming County Deed Book 2233 at Page 105.

     Section 11. Right-of-way for gas pipeline in the Township of Muncy Creek, Lycoming County, from James R. Rothermel, et ux, by Indenture dated March 18, 1994 and recorded March 30, 1994 in Lycoming County Deed Book 2233 at Page 108.

     Section 12. Right-of-way for gas pipeline in the Township of Muncy Creek, Lycoming County, from Harvey Stauffer, Jr., et ux, by Indenture dated March 21, 1994 and recorded March 30, 1994 in Lycoming County Deed Book 2233 at Page 111.

                                       30

     Section 13. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Michael J. Puma, by Indenture dated May 26, 1994 and recorded June 7, 1994 in Lycoming County Deed Book 2267 at Page 266.

     Section 14. Right-of-way for gas pipeline in the Borough of South Williamsport, Lycoming County, from Kyle Enterprises, Inc., by Indenture dated May 27, 1994 and recorded June 7, 1994 in Lycoming County Deed Book 2267 at Page 263.

     Section 15. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Loyalsock Township School District, by Indenture dated June 8, 1994 and recorded July 12, 1994 in Lycoming County Deed Book 2285 at Page 115.

     Section 16. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Harry Dean, et al, by Indenture dated July 7, 1994 and recorded August 25, 1994 in Lycoming County Deed Book 2308 at Page 52.

     Section 17. Right-of-way for gas pipeline in the Township of Old Lycoming, Lycoming County, from Daniel A. Klingerman, et ux, by Indenture dated July 13, 1994 and recorded August 25, 1994 in Lycoming County Deed Book 2308 at Page 48.

     Section 18. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Bonnell Enterprises, by Indenture dated August 25, 1994 and recorded September 29, 1994 in Lycoming County Deed Book 2323 at Page 321.

     Section 19. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from 220 Fairfield Associates, by Indenture dated August 25, 1994 and recorded September 29, 1994 in Lycoming County Deed Book 2323 at Page 324.

     Section 20. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Pennsylvania College of Technology, by Indenture dated August 26, 1994 and recorded September 29, 1994 in Lycoming County Deed Book 2323 at Page 327.

     Section 21. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from David J. Eiswerth, et ux, by Indenture dated September 26, 1994 and recorded September 29, 1994 in Lycoming County Deed Book 2323 at Page 331.

     Section 22. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Robert N. Tagge, et ux, by Indenture dated September 26, 1994 and recorded September 29, 1994 in Lycoming County Deed Book 2323 at Page 335.

                                       31

                                      VII

     The following rights-of-way and/or easements situate in the County of Montour and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the Township of Mahoning, Montour County, from Paul J. Diehl, Inc., by Indenture dated November 10, 1993 and recorded November 30, 1993 in Montour County Record Book 173 at Page 804.

     Section 02. Right-of-way for gas pipeline in the Township of Mahoning, Montour County, from Paul J. Diehl, et ux, by Indenture dated November 10, 1993 and recorded November 30, 1993 in Montour County Record Book 173 at Page 798.

     Section 03. Right-of-way for gas pipeline in the Township of Mahoning, Montour County, from Maryanne Diehl, by Indenture dated November 10, 1993 and recorded November 30, 1993 in Montour County Record Book 173 at Page 795.

     Section 04. Right-of-way for gas pipeline in the Township of Mahoning, Montour County, from Paul J. Diehl, et ux, by Indenture dated November 10, 1993 and recorded November 30, 1993 in Montour County Record Book 173 at Page 801.

     Section 05. Right-of-way for gas pipeline in the Township of Mahoning, Montour County, from Greater Danville Area Industrial Development Corporation, by Indenture dated June 23, 1994 and recorded July 12, 1994 in Montour County Record Book 177 at Page 1343.

                                      VIII

     The following rights-of-way and/or easements situate in the County of Northumberland and Commonwealth of Pennsylvania, to wit:


     Section 01. Right-of-way for gas pipeline in the Borough of Milton, Northumberland County, from Northumberland County Industrial Development Authority, Milton Steel, Inc. and W. Milton State Bank, by Indenture dated October 14, 1993 and recorded November 30, 1993 in Northumberland County Record Book 937 at Page 134.

     Section 02. Right-of-way for gas pipeline in the Borough of Milton, Northumberland County, from Lawrence S. Mattern, et ux, by Indenture dated November 12, 1993 and recorded November 30, 1993 in Northumberland County Record Book 937 at Page 140.

     Section 03. Right-of-way for gas pipeline in the Township of Turbot, Northumberland County, from D. T. Clark, Inc., by Indenture dated November

                                       32
30, 1993 and recorded December 27, 1993 in Northumberland County Record Book 941 at Page 577.

     Section 04. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Thomas P. Garvey, by Indenture dated December 27, 1993 and recorded March 1, 1994 in Northumberland County Record Book 948 at Page 876.

     Section 05. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Thomas P. Garvey, by Indenture dated March 8, 1994 and recorded March 30, 1994 in Northumberland County Record Book 952 at Page 98.

     Section 06. Right-of-way for gas pipeline in the Township of Turbot, Northumberland County, from Donald A. Byerly, et ux, by Indenture dated March 29, 1994 and recorded June 7, 1994 in Northumberland County Record Book 961 at Page 348.

     Section 07. Right-of-way for gas pipeline in the Township of West Chillisquaque, Northumberland County, from Fred W. Strickland, et ux, by Indenture dated June 27, 1994 and recorded July 12, 1994 in Northumberland County Record Book 966 at Page 322.

     Section 08. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Robert E. Rockey, et ux, by Indenture dated August 31, 1994 and recorded September 29, 1994 in Northumberland County Record Book 977 at Page 322.

     Section 09. Right-of-way for gas pipeline in the Borough of Watsontown, Northumberland County, from John D. Moran, et ux, by Indenture dated September 23, 1994 and recorded September 29, 1994 in Northumberland County Record Book 977 at Page 325.

     Section 10. Right-of-way for gas pipeline in Borough of Milton, Northumberland County, from Weis Markets, Inc., by Indenture dated February 15, 1994, and February 23, 1994, and recorded March 1, 1994 in Northumberland County Record Book 948 at Page 879.

                                       IX


     The following rights-of-way and/or easements situate in the County of Snyder and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the Borough of Selinsgrove, Snyder County, from Susquehanna University of the Evangelical Lutheran Church, by Indenture dated October 29, 1993 and recorded November 30, 1993 in Snyder County Record Book 324 at Page 741.

                                       33

     Section 02. Right-of-way for gas pipeline in the Township of Monroe, Snyder County, from John A. Spigelmyer, et ux, by Indenture dated May 27, 1994 and recorded June 7, 1994 in Snyder County Record Book 334 at Page 896.

     Section 03. Right-of-way for gas pipeline in the Borough of Selinsgrove, Snyder County, from Mary G. Inch, widow, by Indenture dated August 26, 1994 and recorded September 29, 1994 in Snyder County Record Book 341 at Page 458.

     Section 04. Right-of-way for gas pipeline in the Borough of Selinsgrove, Snyder County, from Harlan G. Orndorf, et ux, by Indenture dated August 29, 1994 and recorded September 29, 1994 in Snyder County Record Book 341 at Page 461.

     Section 05. Right-of-way for gas pipeline in the Borough of Shamokin Dam, Snyder County, from Carey N. Sheaffer, et ux, by Indenture dated August 31, 1994 and recorded September 29, 1994 in Snyder County Record Book 341 at Page 464.

                                       X

     The following rights-of-way and/or easements situate in the County of Union and Commonwealth of Pennsylvania, to wit:

     Section 01. Right-of-way for gas pipeline in the Township of Kelly, Union County, from William J. Metzger, Sr., by Indenture dated October 11, 1993 and recorded June 7, 1994 in Union County Record Book 365 at Page 132.

     Section 02. Right-of-way for gas pipeline in the Township of Union, Union County, from Carl H. Lemmerman, III, et ux, by Indenture dated May 27, 1994 and recorded June 7, 1994 in Union County Record Book 365 at Page 136.

     Section 03. Right-of-way for gas pipeline in the Township of Kelly, Union County, from David A. Hoffman, et ux, by Indenture dated June 13, 1994 and recorded July 12, 1994 in Union County Record Book 372 at Page 1.

     SAVING AND EXCEPTING, HOWEVER, FROM THE PROPERTY DESCRIBED OR REFERRED TO ABOVE, all property which is reserved or excepted from the lien and operation of the Indenture by virtue of the exceptions contained in the Granting Clauses thereof.

     TO HAVE AND TO HOLD the same, unto the Trustee and its successors and assigns forever;

     SUBJECT, HOWEVER, to permitted encumbrances as defined in the Original Indenture and to any lien thereon existing, and to any liens for unpaid portions of the purchase money placed thereon, at the time of acquisition, and also subject to the provisions of Article 12 of the Original Indenture;

                                       34

     IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture.

     PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or cause to be paid unto the holders of bonds issued and to be issued under the Indenture the principal and interest, and premium, if any, due or to become due in respect thereof at the times and in the manner stipulated therein and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estates and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

     IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto that the Company will protect and make effective the lien intended to be created by the Indenture with respect to all of the properties hereinabove described and that all bonds are to be issued, authenticated, delivered and held, and that all property subject or to become subject to the Indenture is to be held, subject to the further covenants, conditions, uses and trusts set forth in the Original Indenture as heretofore supplemented, and as supplemented by this Twenty-Ninth Supplemental Indenture, in all respects as if said property was specifically described in the Granting Clauses of the Original Indenture; and the Company, for itself and its successors, doth hereby covenant and agree to and with the Trustee, for the benefit of those who hold said bonds as follows:

                                   ARTICLE 1.

                 CREATION OF BONDS OF THE TWENTY-FIRST SERIES.

     Section 1.01. There is hereby created a new series of bonds to be issued under the Original Indenture which shall be designated First Mortgage Bonds 7% Series due 2017. Without limiting the rights of the holders of the bonds under
Section 2.11 of the Original Indenture, the aggregate principal amount of bonds of the Twenty-First Series shall be limited to $30,000,000. All bonds of the Twenty-First Series shall mature December 1, 2017, and shall bear interest at the rate of 7% per annum, payable semi-annually on the first day of June and first day of December in each year, commencing June 1, 1995; provided, however, that the interest payable on the bonds of the Twenty-First Series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, as trustee or any successor trustee (the 'IDA Trustee') under the Trust Indenture dated as of November 1, 1994 (the 'Trust Indenture') from the Luzerne County Industrial Development Authority (the 'Authority') to the IDA Trustee are available for the purpose of paying interest on the bonds of the Twenty-First Series and a credit in respect thereof has been granted pursuant to the Trust Indenture. The Company shall notify the Trustee no later than sixteen

                                       35
(16) days prior to any interest payment date on which the amount of interest payable on the bonds of the Twenty-First Series shall be reduced pursuant to the preceding sentence of the amount by which the interest payable on the bonds of the Twenty-First Series shall be reduced on such interest payment date. The principal of and interest on each such bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and both principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     The bonds of the Twenty-First Series shall be dated the date of their authentication and shall bear interest from the interest payment date next preceding the date of authentication of the bond (except that if the date of authentication of any such bond is an interest payment date for bonds of the Twenty-First Series to which interest has been paid it shall bear interest from the date of authentication of such bond, and except that if any bond of the Twenty-First Series is authenticated prior to the first interest payment date for bonds of the Twenty-First Series it shall bear interest from November 1,
1994). So long as there is no existing default in the payment of interest on the bonds of the Twenty-First Series, the person in whose name any bond of the Twenty-First Series is registered at the close of business on the record date with respect to any interest payment date (the term 'record date' as used with respect to an interest payment date shall mean the fifteenth day of May or the fifteenth day of November next preceding the interest payment date whether or not such fifteenth day is a business day) shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of the bond of the Twenty-First Series subsequent to the record date and on or prior to the interest payment date, except if, and to the extent, the Company shall default in the payment of the interest due on such interest payment date, the default interest shall be paid to the person in whose name the bond of the Twenty-First Series is registered five (5) days before the date of payment of the defaulted interest.

     Bonds of the Twenty-First Series shall be issued as fully registered bonds without coupons, in such denominations as authorized by the Board of Directors.

     Bonds of the Twenty-First Series shall be registrable and interchangeable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in the manner and upon the terms set forth in Section 2.05 of the Original Indenture, upon payment of charges as required or permitted by the provisions of Section 2.08 of the Original Indenture as amended.

     The bonds of the Twenty-First Series shall be redeemable upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, pursuant to the requirements of the Indenture, upon the terms and conditions hereinafter specified in Section 1.02 hereof.

                                       36

     Section 1.02. (i) The bonds of the Twenty-First Series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water Company Project) due December 1, 2017 (the '1994 Series A Bonds'). The principal amount of bonds of the Twenty-First Series to be redeemed upon any redemption of the 1994 Series A

Bonds shall be equal to 100% of the principal amount of 1994 Series A Bonds which are to be redeemed. The Company shall notify the Trustee of any redemption not less than forty-five (45) nor more than sixty (60) days prior to the date fixed for redemption of the bonds of the Twenty-First Series of the principal amount of 1994 Series A Bonds which are to be redeemed unless the Company shall give notice of such redemption pursuant to Section 5.03 of the Original Indenture. The Company shall provide the Trustee with a copy of any notice of redemption given pursuant to Section 5.03 of the Original Indenture within two
(2) business days of such notice. The redemption price of the bonds of the Twenty-First Series which are redeemed under the circumstances set forth in this subsection (i) shall be equal to 100% of the principal amount of the bonds of the Twenty-First Series to be redeemed plus interest accrued to the date fixed for redemption except (a) in the case of bonds of the Twenty-First Series which are redeemed upon a redemption of the 1994 Series A Bonds at the option of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between December 1, 2004 and November 30, 2005, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of the Twenty-First Series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of the Twenty-First Series which are redeemed upon an Optional IDA Redemption which occurs between December 1, 2005 and November 30, 2006, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of the Twenty-First Series to be redeemed plus interest accrued to the date fixed for redemption.

     (ii) The bonds of the Twenty-First Series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1994 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The Company shall notify the Trustee of such redemption not less than forty-five
(45) nor more than sixty (60) days prior to the date fixed for such redemption of the bonds of the Twenty-First Series unless the Company shall give notice of such redemption pursuant to Section 5.03 of the Original Indenture. The Company shall provide the Trustee with a copy of any notice of redemption given pursuant to Section 5.03 of the Original Indenture within two (2) business days of such notice. The redemption price of the bonds of the Twenty-First Series which are redeemed under the circumstances set forth in this subsection (ii) shall be equal

                                       37
to 100% of the principal amount of the bonds of the Twenty-First Series to be redeemed plus interest accrued to the date fixed for redemption.

     (iii) The bonds of the Twenty-First Series are subject to mandatory redemption, in whole or in part (but if in part on a pro-rata basis with bonds of all other series then outstanding under the Indenture), pursuant to the provisions of Section 8.13 of the Indenture. The redemption price of the bonds of the Twenty-First Series which are redeemed under the circumstances set forth in this subsection (iii) shall be equal to 100% of the principal amount of the bonds of the Twenty-First Series to be redeemed plus interest accrued to the date fixed for redemption.

     Section 1.03. The holder of each and every bond of the Twenty-First Series hereby agrees to accept payment thereof prior to maturity on the terms and conditions in Section 1.02 hereof and in Section 8.13 of the Indenture.


                                   ARTICLE 2.

             NO SINKING FUND FOR BONDS OF THE TWENTY-FIRST SERIES.

     Bonds of the Twenty-First Series will not be entitled to the benefit of a Sinking Fund.

                                   ARTICLE 3.

                 ISSUANCE OF BONDS OF THE TWENTY-FIRST SERIES.

     Bonds of the Twenty-First Series may be executed, authenticated and delivered from time to time as provided or permitted by the provisions of
Article 3 of the Original Indenture and the provisions of this Twenty-Ninth Supplemental Indenture.

                                   ARTICLE 4.

                                 MISCELLANEOUS.

     Section 4.01. Sections 4.10, 4.11 and 8.13 of the Original Indenture, as amended by Section 4.01 of Article 4 of the Fourth, Ninth, Tenth, Twelfth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh and Twenty-Eighth Supplemental Indentures, are hereby further amended by this Twenty-Ninth Supplemental Indenture by inserting in each such section the words 'or bonds of the 7% Series due 2017' immediately after the words 'bonds of the 2 7/8% Series due 1976 or bonds of the 3 1/2% Series due 1982 or bonds of the 4 7/8% Series due 1987 or bonds of the 4 3/4%

                                       38
Series due 1983 or bonds of the 5 1/2% Series due 1985 or bonds of the 5% Series due 1986 or bonds of the 4 5/8% Series due 1988 or bonds of the 5 7/8% Series due 1991 or bonds of the 6 7/8% Series due 1992 or bonds of the 10% Series due 1995 or bonds of the 8% Series due 1997 or bonds of the 9 1/4% Series due 1996 or bonds of the 9% Series due 1991 or bonds of the 9.23% Series due 1999 or bonds of the 9.34% Series due 2019 or bonds of the 9.57% Series due 1996 or bonds of the 7.20% Series due 2017 or bonds of the 8.375% Series due 2002 or bonds of the 7.125% Series due 2022 or bonds of the 6.05% Series due 2019' each time such last mentioned words occur therein.

     Section 4.02. The Trustee accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Twenty-Ninth Supplemental Indenture set forth. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Ninth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

     The Original Indenture as heretofore supplemented by twenty-eight supplemental indentures and as supplemented by this Twenty-Ninth Supplemental Indenture is in all respects ratified and confirmed, and the Original Indenture, together with the twenty-nine indentures supplemental thereto, shall be read, taken and construed as one and the same indenture.

     Section 4.03. This Twenty-Ninth Supplemental Indenture may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     Pennsylvania Gas and Water Company does hereby constitute and appoint Thomas J. Ward to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Twenty-Ninth Supplemental Indenture before any person having authority by the laws of the Commonwealth of Pennsylvania to take such acknowledgment, to the intent that the same may be duly recorded, and First Trust of New York, National Association does hereby constitute and appoint Catherine F. Donohue to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Twenty-Ninth Supplemental Indenture before any person having authority by the laws of the State of New York to take such acknowledgment, to the intent that the same may be duly recorded.

     IN WITNESS WHEREOF, said Pennsylvania Gas and Water Company and said First Trust of New York, National Association have caused this Supplemental Indenture to be signed in their respective corporate names, and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        PENNSYLVANIA GAS AND WATER COMPANY
                                        By: ________/s/_JOHN F. KELL, JR._______
                                              Name: John F. Kell, Jr.
                                               Title: Vice President, Finance

[CORPORATE SEAL]
Attest:
_______/s/_THOMAS J. WARD_______
            Secretary

                                        FIRST TRUST OF NEW YORK,
                                         NATIONAL ASSOCIATION

                                        By: __________/s/_HELEN G. CHIN_________
                                              Name: Helen G. Chin
                                               Title: Vice President

[CORPORATE SEAL]
Attest:
____/s/_CATHERINE F. DONOHUE____
       Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA
                                        ss.:
COUNTY OF LUZERNE


                                     }

     BE IT REMEMBERED that on the 9th day of November, A.D., 1994, before the undersigned Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally came Thomas
J. Ward, who, being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above-named PENNSYLVANIA GAS AND WATER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of said PENNSYLVANIA GAS AND WATER COMPANY and was so affixed by authority of said corporation as the act and deed thereof; that the above-named John F. Kell, Jr. is the Vice President, Finance of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is the Secretary of the said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

                                        __________/s/_THOMAS J. WARD____________
                                                     Thomas J. Ward

        [NOTARIAL SEAL]
 Sworn and subscribed before me
  the day and year aforesaid.
________/s/ JOANNE MCHALE_______
         Notary Public

         NOTARIAL SEAL
  JOANNE MCHALE, NOTARY PUBLIC
  WILKES-BARRE, LUZERNE COUNTY
 MY COMMISSION EXPIRES SEPT. 6,
              1998
Member, Pennsylvania Association
          of Notaries

COMMONWEALTH OF PENNSYLVANIA
                                        ss.:
COUNTY OF LUZERNE

                                     }

     I HEREBY CERTIFY that on this 9th day of November, A.D., 1994, before me, a Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally appeared Thomas J. Ward, the attorney named in the foregoing Supplemental Indenture, and he, by virtue and in pursuance of the authority therein conferred upon him, acknowledged said Supplemental Indenture to be the act and deed of the said PENNSYLVANIA GAS AND WATER COMPANY.

     Witness my hand and notarial seal the day and year aforesaid.

                                        ____________/s/ JOANNE MCHALE___________

                                                     Notary Public

[NOTARIAL SEAL]

                                                     NOTARIAL SEAL
                                              JOANNE MCHALE, NOTARY PUBLIC
                                              WILKES-BARRE, LUZERNE COUNTY
                                          MY COMMISSION EXPIRES SEPT. 6, 1998
                                          Member, Pennsylvania Association of
                                                        Notaries

STATE OF NEW YORK
                            ss.:
COUNTY OF NEW YORK

                         }

     BE IT REMEMBERED that on the 8th day of November, A.D., 1994, before the undersigned Notary Public in and for said County and State, commissioned for the County of New York, personally came Catherine F. Donohue who, being duly sworn according to law, doth depose and say that she was personally present and did see the corporate seal of the above-named FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, affixed to the foregoing Supplemental Indenture; that the seal so affixed is the corporate seal of said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, and was so affixed by authority of said corporation as the act and deed hereof; that the above-named Helen G. Chin is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

                                        _______/s/_CATHERINE F. DONOHUE_________
                                                  Catherine F. Donohue

 Sworn and subscribed before me
  the day and year aforesaid.

                                                    [NOTARIAL SEAL]

_______/s/ JOANNE E. ILSE_______
         Notary Public

         JOANNE E. ILSE
Notary Public, State of New York
        No. 01IL5018680
   Qualified in Queens County
 Commission Expires October 4,
              1995

STATE OF NEW YORK
                            ss.:
COUNTY OF NEW YORK

                         }

     I HEREBY CERTIFY that on this 8th day of November, A.D., 1994, before me, a Notary Public in and for said County and State, commissioned for the County of New York, personally appeared Catherine F. Donohue, the attorney named in the foregoing Supplemental Indenture, and she, by virtue and in pursuance of the authority therein conferred upon her, acknowledged said Supplemental Indenture to be the act and deed of the said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION.

     Witness my hand and notarial seal the day and year aforesaid.

                                        ___________/s/ JOANNE E. ILSE___________
                                                     Notary Public

                                                     JOANNE E. ILSE
                                            Notary Public, State of New York
                                                    No. 01IL5018680
                                               Qualified in Queens County
                                           Commission Expires October 4, 1995

        [NOTARIAL SEAL]

                            CERTIFICATE OF RESIDENCE

     FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION hereby certifies that its precise name and address as Trustee hereunder are: FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, 100 WALL STREET, SUITE 1600, NEW YORK, NEW YORK 10005.

                                        By:_________/s/_HELEN G. CHIN___________
                                              Name: Helen G. Chin
                                               Title: Vice President